                                                                   Exhibit 99.01



OPEN SOFTWARE TECHNOLOGY, L.L.C.
AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 1999

                OPEN SOFTWARE TECHNOLOGY, L.L.C. AND SUBSIDIARY


                                                                        CONTENTS
                                                               December 31, 1999
================================================================================





Independent Auditor's Report                                       1


Consolidated Financial Statements:

    Balance Sheet                                                  2
    Statement of Operations                                        3
    Statement of Members' Equity                                   4
    Statement of Cash Flows                                        5
    Notes to Consolidated Financial Statements                 6 - 8

INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
Open Software Technology, L.L.C.


We have audited the accompanying consolidated balance sheets of Open Software Technology, L.L.C. and Subsidiary as of December 31, 1999 and 1998, and the related consolidated statements of operations, members' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Open Software Technology, L.L.C. and Subsidiary as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.



GOLDSTEIN GOLUB KESSLER LLP
New York, New York
March 27, 2000

                                 OPEN SOFTWEAR TECHNOLOGY, L.L.C. AND SUBSIDIARY

                                                      CONSOLIDATED BALANCE SHEET

==================================================================================================================

December 31,                                                                          1999                1998
------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets:
  Cash                                                                     $         425,739       $     291,942
  Accounts receivable, net                                                         1,812,514           1,583,327
  Other current assets                                                                48,866               8,190
------------------------------------------------------------------------------------------------------------------
       Total current assets                                                        2,287,119           1,883,459

Property and Equipment, net                                                           71,186              54,667

Other Assets                                                                          12,964              52,464
------------------------------------------------------------------------------------------------------------------
       Total Assets                                                        $       2,371,269       $   1,990,590
==================================================================================================================

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
  Accounts payable and accrued expenses                                    $       1,263,144       $     699,649
  Line of credit                                                                     250,000
------------------------------------------------------------------------------------------------------------------
       Total current liabilities                                                   1,513,144             699,649

Members' Equity                                                                      858,125           1,290,941
------------------------------------------------------------------------------------------------------------------
       Total Liabilities and Members' Equity                               $       2,371,269       $   1,990,590
==================================================================================================================

                                  See Notes to Consolidated Financial Statements

                                 OPEN SOFTWEAR TECHNOLOGY, L.L.C. AND SUBSIDIARY

                                            CONSOLIDATED STATEMENT OF OPERATIONS

==================================================================================================================

Year ended December 31,                                                       1999                1998
------------------------------------------------------------------------------------------------------------------

Net revenue                                                              $ 9,851,457            $6,600,847

Direct costs                                                               9,016,916             5,230,328
-----------------------------------------------------------------------------------------------------------------
Gross profit                                                                 834,541             1,370,519

Selling, general and administrative expenses                              (1,279,370)             (596,512)

Realized and unrealized gain from investment in marketable
 security                                                                     12,013                17,500
------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                        $  (432,816)           $  791,507
==================================================================================================================

                                  See Notes to Consolidated Financial Statements

                                OPEN SOFTWARE TECHNOLOGY, L.L.C. AND SUBSIDIARY

                                       CONSOLIDATED STATEMENT OF MEMBERS' EQUITY

=================================================================================================================
Year ended December 31,                                                1999                1998
-----------------------------------------------------------------------------------------------------------------

Members' equity at beginning of year                                      $1,290,941              $  499,434

Net income (loss)                                                           (432,816)                791,507
------------------------------------------------------------------------------------------------------------------
Members' equity at end of year                                            $  858,125              $1,290,941
==================================================================================================================

                                  See Notes to Consolidated Financial Statements

                                                        OPEN SOFTWARE TECHNOLOGY, L.L.C. AND SUBSIDIARY

                                                                   CONSOLIDATED STATEMENT OF CASH FLOWS
=======================================================================================================

Year ended December 31,                                                 1999                1998
-------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
 Net income (loss)                                                      $(432,816)            $ 791,507
 Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
   Realized and unrealized gain from investment in marketable
    security                                                              (12,013)              (17,500)
   Depreciation                                                            19,476                12,277
   Changes in operating assets and liabilities:
     Increase in accounts receivable                                     (229,187)             (997,974)
     (Increase) decrease in other current assets                          (40,676)                1,110
     Increase in other assets                                                  --               (12,964)
     Increase in accounts payable and accrued expenses                    563,495               320,617
-------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                (131,721)               97,073
-------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
 Proceeds from sale of investment in marketable security                   51,513
 Investment in marketable security                                                              (22,000)
 Purchase of property and equipment                                       (35,995)              (66,944)
-------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                  15,518               (88,944)
-------------------------------------------------------------------------------------------------------

Cash flows from financing activity - proceeds from line of credit         250,000
-------------------------------------------------------------------------------------------------------
Net increase in cash                                                      133,797                 8,129

Cash at beginning of year                                                 291,942               283,813
-------------------------------------------------------------------------------------------------------
Cash at end of year                                                     $ 425,739             $ 291,942
=======================================================================================================

                                                              OPEN SOFTWARE TECHNOLOGY, L.L.C. AND SUBSIDIARY

                                                                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                                            December 31, 1999
=============================================================================================================
   1.  PRINCIPAL
       BUSINESS        Open Software Technology, L.L.C. was organized under the laws of the
       ACTIVITY AND    State of New Jersey on June 29, 1994.  Open Software Technology (UK)
       SUMMARY OF      Ltd., a wholly owned subsidiary, was organized in London on November 20,
       SIGNIFICANT     1998.  These entities provide computer consulting services to businesses
       ACCOUNTING      throughout the United States and the United Kingdom.  Open Software Technology
       POLICIES:       India, Ltd. ("India") recruits consultants on behalf of Open Software Technology,
                       L.L.C.

                       On April 1, 1999, the Company sold a majority of its 61.88% ownership interest in India to this entity's other shareholder for no consideration. No gain or loss was recognized on this transaction. The Company has retained a 2% ownership interest in India and has an option to purchase an additional 20% ownership interest at India's fair market value on the date of exercise of the option. The Company did not derive any value from its 2%
                       ownership interest in India. India will continue to recruit consultants on behalf of the Company.

                       The 1999 consolidated financial statements include the accounts of Open Software
                       Technology, L.L.C. and Open Software Technology (UK) Ltd. (collectively known as the
                       "Company"). In 1998, the consolidated financial statements included an additional subsidiary, Open Software Technology India, Ltd. All significant intercompany accounts and transactions have been eliminated in consolidation.

                       The Company recognizes revenue when services have been performed.

                       The Company maintains cash in bank deposit accounts which, at times, exceed federally insured limits. The Company has not experienced any losses on these accounts.

                       Depreciation of property and equipment is provided for by the straight-line method over the estimated useful lives of the assets.

                       Costs incurred for producing and communicating advertising are expensed as incurred and included in selling, general and administrative expenses in the consolidated statement of operations. Advertising expenses approximated $27,000 and $54,000 for the years ended December 31, 1999 and 1998, respectively.

                       No provision for federal income taxes has been reflected in the accompanying financial statements since, under the Internal Revenue Code (the "Code") and state of New Jersey tax laws, a limited liability company is not responsible for payment of income taxes; all income and/or losses pass through directly to the individual members.

                       The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates by management. Actual results could differ from these estimates.

                       Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying consolidated financial statements.

                                 OPEN SOFTWARE TECHNOLOGY, L.L.C. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                               December 31, 1999
================================================================================

2. PROPERTY AND                 Property and equipment, at cost, consists of:
   EQUIPMENT:
                                                                                                   Depreciation
                                December 31,                           1999          1998              Period
                                ---------------------------------------------------------------------------------

                                Furniture                            $ 19,456      $ 19,456            7 Years
                                Office equipment                       83,483        47,488            5 Years
                                ---------------------------------------------------------------------------------

                                Less accumulated depreciation         102,939        66,944
                                                                       31,753        12,277
                                ---------------------------------------------------------------------------------
                                                                     $ 71,186      $ 54,667
                                =================================================================================


   3.  MARKETABLE               At December 31, 1998, included in other assets on the accompanying consolidated financial statements
       SECURITY:                is an investment in a marketable security that was bought and held principally for the purpose of selling it in the near term and is classified as a trading security. A trading security is recorded at fair value with the change in fair value during the period included in earnings.

                                During 1999, the investment in the marketable security was sold. At December 31, 1998, the investment was carried at a cost of $22,000 and had a fair value of $39,500, resulting in an unrealized gain of $17,500.

                                During 1999, an additional gain of $12,013 was recorded upon its sale. These gains are reflected in the Company's statement of operations for the years ended December 31, 1999 and 1998.

   4.  ACCOUNTS                 Accounts payable and accrued expenses consist of the following:
       PAYABLE AND
       ACCRUED
       EXPENSES:                December 31,                                         1999             1998
                                ---------------------------------------------------------------------------------
                                Accounts payable                                   $   85,368        $159,542
                                Accrued travel expenses                                13,214          49,798
                                Accrued consulting                                    485,748         159,960
                                Accrued salaries                                      447,072         246,828
                                Other accrued expenses (none in excess
                                of 5% of current liabilities)                         231,742          83,521
                                ---------------------------------------------------------------------------------
                                                                                   $1,263,144       $ 699,649
                                =================================================================================

   5.  LINE OF CREDIT:          In August 1998, the Company entered into a credit agreement with a bank. The agreement provides the
                                Company with a line of credit not to exceed $250,000. The borrowings under the line are due on demand and bears interest at the bank's prime lending rate (8.5% at December 31, 1999) plus 1%.

                                 OPEN SOFTWARE TECHNOLOGY, L.L.C. AND SUBSIDIARY

                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                               December 31, 1999
================================================================================


6.   EMPLOYEE
     BENEFIT PLAN:       The Company maintains a defined contribution plan under Section 401(k) of the Code covering all qualified employees. Under the plan, the Company provides matching contributions equal to 25% of the first 6% of employee contributions. Contributions to the plan for the year ended December 31, 1999 and 1998 were approximately $61,100 and $8,800, respectively. An officer of the Company serves as trustee of the plan.


7.   RELATED PARTY       During 1999, the Company rented administrative office space from one of the members at a cost
     TRANSACTIONS:       of $2,000 per month. In 1998, this administrative office space was provided by this member at no cost.

8.   COMMITMENTS:        The Company is obligated under noncancelable operating leases for a corporate apartment and office space expiring at various dates through July 2003. The aggregate minimum future payments under these leases are payable as follows:


                         Year ending December 31,
                                 2000                                 $  80,888
                                 2001                                    79,040
                                 2002                                    83,042
                                 2003                                    49,803
                         ------------------------------------------------------
                                                                      $ 292,773
                         ======================================================

                         The office lease is subject to escalation for the Company's proportionate share of increases in real estate taxes and other operating expenses. Rent expense charged to operations for the years ended December 31, 1999 and 1998 amounted to approximately $181,000 and $129,000, respectively.


9.   MAJOR               Two customers accounted for approximately 18% and 12%,
     CUSTOMERS:          respectively, of revenue for the year ended December 31,
                         1999, and three customers comprised approximately
                         14%, 13% and 13%, respectively, of accounts receivable
                         at December 31, 1999.

10.  SUBSEQUENT          On February 29, 2000, Actuate Corporation acquired all
     EVENT:              issued and outstanding membership interests of the
                         Company in exchange for cash and shares of Actuate
                         Corporation's common stock.